CORPORATE OWNED VARIABLE UNIVERSAL LIFE INSURANCE IV
PROSPECTUS SUPPLEMENT
May 1, 2020
Corporate Owned Flexible Premium Variable Life Insurance Policies
Brighthouse Fund UL III for Variable Life Insurance
Issued by: Brighthouse Life Insurance Company
This prospectus supplement updates certain information contained in the prospectus dated April 29, 2019 for Corporate Owned Variable Universal Life Insurance IV (the “Policy”), a flexible premium variable life insurance policy issued by Brighthouse Life Insurance Company (“We”, or the “Company”). You should read and retain this supplement for future reference. We will send you a copy of the last full prospectus, without charge, upon request.
The Policies are no longer offered for sale.
You can build Contract Value by investing in a variety of Investment Options, which, in turn, invest in Mutual Funds (the “Funds”). A fixed rate option (the “Fixed Account”) is also available. Except for amounts in the Fixed Account, the value of your Policy will vary based on the performance of the Funds you select.
Investment Options that invest in the following Funds are available for all Policies:
AB Variable Products Series Fund, Inc.
AB VPS Global Thematic Growth Portfolio — Class B
AB VPS Intermediate Bond Portfolio — Class A
AB VPS International Value Portfolio — Class A
AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
Invesco Oppenheimer V.I. Main Street Small Cap Fund — Non-Service Shares
Invesco V.I. Comstock Fund — Series II
Invesco V.I. Government Securities Fund — Series I
Invesco V.I. International Growth Fund — Series I
American Century Variable Portfolios, Inc. — Class I
VP Capital Appreciation Fund
VP Ultra® Fund
American Funds Insurance Series® — Class 2
American Funds Bond Fund
American Funds Global Growth Fund
American Funds Global Small Capitalization Fund
American Funds Growth Fund
American Funds Growth-Income Fund
American Funds High-Income Bond Fund
American Funds International Fund
American Funds New World Fund®
American Funds U.S. Government/AAA-Rated Securities Fund
BNY Mellon Variable Investment Fund — Initial Shares
Appreciation Portfolio
Opportunistic Small Cap Portfolio
Brighthouse Funds Trust I
BlackRock High Yield Portfolio — Class A
Brighthouse Asset Allocation 100 Portfolio — Class B
Brighthouse/Aberdeen Emerging Markets Equity Portfolio — Class A
Brighthouse/Eaton Vance Floating Rate Portfolio — Class A
Brighthouse/Wellington Large Cap Research Portfolio — Class E
Clarion Global Real Estate Portfolio — Class A
Harris Oakmark International Portfolio — Class A
Invesco Global Equity Portfolio — Class B
JPMorgan Core Bond Portfolio — Class B
Loomis Sayles Global Allocation Portfolio — Class A
Loomis Sayles Growth Portfolio — Class A
Morgan Stanley Discovery Portfolio — Class A
PIMCO Inflation Protected Bond Portfolio — Class A
T. Rowe Price Large Cap Value Portfolio — Class B
Victory Sycamore Mid Cap Value Portfolio — Class B
Brighthouse Funds Trust II
Baillie Gifford International Stock Portfolio — Class A
BlackRock Bond Income Portfolio — Class A
BlackRock Capital Appreciation Portfolio — Class A
BlackRock Ultra-Short Term Bond Portfolio — Class A
Brighthouse Asset Allocation 20 Portfolio — Class B
Brighthouse Asset Allocation 40 Portfolio — Class B
Brighthouse Asset Allocation 60 Portfolio — Class B
Brighthouse Asset Allocation 80 Portfolio — Class B
Brighthouse/Wellington Balanced Portfolio — Class A
Brighthouse/Wellington Core Equity Opportunities Portfolio — Class A
Frontier Mid Cap Growth Portfolio — Class D
Jennison Growth Portfolio — Class A
Loomis Sayles Small Cap Core Portfolio — Class A
MetLife Aggregate Bond Index Portfolio — Class A
MetLife Mid Cap Stock Index Portfolio — Class A
MetLife MSCI EAFE® Index Portfolio — Class A
MetLife Russell 2000® Index Portfolio — Class A
MetLife Stock Index Portfolio — Class A
MFS® Total Return Portfolio — Class F
MFS® Value Portfolio — Class A
Neuberger Berman Genesis Portfolio — Class A
T. Rowe Price Small Cap Growth Portfolio — Class A
Western Asset Management Strategic Bond Opportunities Portfolio — Class A
Western Asset Management U.S. Government Portfolio — Class A
Delaware VIP® Trust — Standard Class
Delaware VIP® Small Cap Value Series
Fidelity® Variable Insurance Products
Contrafund® Portfolio — Service Class 2
Equity-Income Portfolio — Initial Class
Freedom 2010 Portfolio — Initial Class
Freedom 2015 Portfolio — Initial Class

Freedom 2020 Portfolio — Initial Class
Freedom 2025 Portfolio — Initial Class
Freedom 2030 Portfolio — Initial Class
Government Money Market Portfolio — Initial Class
Growth & Income Portfolio — Service Class 2
High Income Portfolio — Initial Class
Index 500 Portfolio — Initial Class
Investment Grade Bond Portfolio — Service Class
Mid Cap Portfolio — Service Class 2
Overseas Portfolio — Service Class 2
Franklin Templeton Variable Insurance Products Trust
Franklin Mutual Global Discovery VIP Fund — Class 2
Templeton Developing Markets VIP Fund — Class 2
Templeton Foreign VIP Fund — Class 2
Templeton Global Bond VIP Fund — Class 1
Janus Aspen Series — Service Shares
Janus Henderson Enterprise Portfolio
Janus Henderson Global Technology and Innovation Portfolio
Janus Henderson Mid Cap Value Portfolio
Janus Henderson Overseas Portfolio
Legg Mason Partners Variable Equity Trust — Class I
ClearBridge Variable Aggressive Growth Portfolio
ClearBridge Variable Appreciation Portfolio
ClearBridge Variable Dividend Strategy Portfolio
ClearBridge Variable Large Cap Growth Portfolio
ClearBridge Variable Large Cap Value Portfolio
Legg Mason Partners Variable Income Trust — Class I
Western Asset Variable Global High Yield Bond Portfolio
MFS® Variable Insurance Trust — Initial Class
MFS® Global Equity Series
MFS® New Discovery Series
MFS® Variable Insurance Trust II — Initial Class
MFS® High Yield Portfolio
Morgan Stanley Variable Insurance Fund, Inc. — Class I
Emerging Markets Debt Portfolio
Emerging Markets Equity Portfolio
PIMCO Variable Insurance Trust — Administrative Class
PIMCO All Asset Portfolio
PIMCO CommodityRealReturn® Strategy Portfolio
PIMCO Long-Term U.S. Government Portfolio
PIMCO Low Duration Portfolio
PIMCO Total Return Portfolio
Pioneer Variable Contracts Trust — Class II
Pioneer Mid Cap Value VCT Portfolio
Putnam Variable Trust — Class IB
Putnam VT International Value Fund
Royce Capital Fund — Investment Class
Royce Micro-Cap Portfolio
Royce Small-Cap Portfolio
Trust for Advised Portfolios
1919 Variable Socially Responsive Balanced Fund
Certain Funds and Trusts have been subject to a name or other change. Please see Appendix B — "Additional Information Regarding Funds" for more information.
In accordance with regulations adopted by the Securities and Exchange Commission, beginning on or after January 1, 2021, paper copies of the shareholder reports for the Funds available under your variable life insurance Policy will no longer be sent by mail, unless you specifically request paper copies of the reports from the Company. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Company electronically by contacting us at 1-877-887-3510 to enroll.
You may elect to receive all future reports in paper free of charge. You can inform the Company that you wish to continue receiving paper copies of your shareholder reports by calling 1-877-887-3510, or by sending an email correspondence to rcg@brighthousefinancial.com. Your election to receive reports in paper will apply to all Funds available under your Policy.

Fee Tables

Fund Charges and Expenses
The next two tables describe the Fund fees and expenses that you will indirectly pay periodically during the time that you own the Policy. The Investment Options purchase shares of the Funds at net asset value. The net asset value already reflects the deduction of each Fund’s Total Operating Expenses. Therefore you are indirectly bearing the costs of Fund expenses.
The first table below shows the minimum and maximum fees and expenses, as a percentage of average daily net assets, charged by any of the Funds as of December 31, 2019. The second table shows each Fund’s fees and expenses, as a percentage of average daily net assets, as of December 31, 2019, unless otherwise noted. More detail concerning each Fund’s fees and expenses is contained in the prospectus for each Fund. Certain Funds may impose a redemption fee in the future.
Minimum and Maximum Total Annual Fund Operating Expenses
	Minimum	Maximum
Total Annual Fund Operating Expenses
(expenses that are deducted from Fund assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)	0.10%	2.27%
Fund Fees and Expenses as of December 31, 2019
(as a percentage of average daily net assets)
The following table is a summary. For more complete information on Fund fees and expenses, please refer to the prospectus for each Fund.
Fund	Management Fee	Distribution and/or Service (12b-1) Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Annual Operating Expenses	Fee Waiver and/or Expense Reimbursement	Net Total Annual Operating Expenses
AB Variable Products Series Fund, Inc.
AB VPS Global Thematic Growth Portfolio — Class B	0.75%	0.25%	0.29%	—	1.29%	0.05%	1.24%
AB VPS Intermediate Bond Portfolio — Class A	0.45%	—	0.82%	—	1.27%	0.01%	1.26%
AB VPS International Value Portfolio — Class A	0.75%	—	0.15%	—	0.90%	—	0.90%
AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
Invesco Oppenheimer V.I. Main Street Small Cap Fund — Non-Service Shares	0.68%	—	0.18%	—	0.86%	0.06%	0.80%
Invesco V.I. Comstock Fund — Series II	0.57%	0.25%	0.17%	0.02%	1.01%	0.01%	1.00%
Invesco V.I. Government Securities Fund — Series I	0.48%	—	0.20%	—	0.68%	—	0.68%
Invesco V.I. International Growth Fund — Series I	0.71%	—	0.18%	0.01%	0.90%	—	0.90%
American Century Variable Portfolios, Inc. — Class I
VP Capital Appreciation Fund	1.00%	—	—	—	1.00%	0.13%	0.87%
VP Ultra® Fund	1.00%	—	0.01%	—	1.01%	0.20%	0.81%
American Funds Insurance Series® — Class 2
American Funds Bond Fund	0.36%	0.25%	0.04%	—	0.65%	—	0.65%
American Funds Global Growth Fund	0.52%	0.25%	0.05%	—	0.82%	—	0.82%
American Funds Global Small Capitalization Fund	0.70%	0.25%	0.06%	—	1.01%	—	1.01%
American Funds Growth Fund	0.32%	0.25%	0.04%	—	0.61%	—	0.61%
American Funds Growth-Income Fund	0.26%	0.25%	0.04%	—	0.55%	—	0.55%
American Funds High-Income Bond Fund	0.47%	0.25%	0.04%	—	0.76%	—	0.76%
American Funds International Fund	0.49%	0.25%	0.06%	—	0.80%	—	0.80%

Fund	Management Fee	Distribution and/or Service (12b-1) Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Annual Operating Expenses	Fee Waiver and/or Expense Reimbursement	Net Total Annual Operating Expenses
American Funds New World Fund®	0.70%	0.25%	0.07%	—	1.02%	0.18%	0.84%
American Funds U.S. Government/AAA-Rated Securities Fund	0.34%	0.25%	0.04%	—	0.63%	—	0.63%
BNY Mellon Variable Investment Fund — Initial Shares
Appreciation Portfolio	0.75%	—	0.06%	—	0.81%	—	0.81%
Opportunistic Small Cap Portfolio	0.75%	—	0.09%	—	0.84%	—	0.84%
Brighthouse Funds Trust I
BlackRock High Yield Portfolio — Class A	0.60%	—	0.08%	—	0.68%	0.01%	0.67%
Brighthouse Asset Allocation 100 Portfolio — Class B	0.07%	0.25%	0.02%	0.66%	1.00%	—	1.00%
Brighthouse Small Cap Value Portfolio — Class B†	0.75%	0.25%	0.04%	0.11%	1.15%	0.01%	1.14%
Brighthouse/Aberdeen Emerging Markets Equity Portfolio — Class A	0.92%	—	0.09%	—	1.01%	0.10%	0.91%
Brighthouse/Eaton Vance Floating Rate Portfolio — Class A	0.60%	—	0.09%	—	0.69%	—	0.69%
Brighthouse/Wellington Large Cap Research Portfolio — Class E	0.56%	0.15%	0.03%	—	0.74%	0.04%	0.70%
Clarion Global Real Estate Portfolio — Class A	0.62%	—	0.05%	—	0.67%	0.04%	0.63%
Harris Oakmark International Portfolio — Class A	0.77%	—	0.05%	—	0.82%	0.03%	0.79%
Invesco Global Equity Portfolio — Class B	0.66%	0.25%	0.04%	—	0.95%	0.11%	0.84%
Invesco Small Cap Growth Portfolio — Class A†	0.85%	—	0.04%	—	0.89%	0.08%	0.81%
JPMorgan Core Bond Portfolio — Class B	0.55%	0.25%	0.03%	—	0.83%	0.14%	0.69%
Loomis Sayles Global Allocation Portfolio — Class A	0.70%	—	0.08%	—	0.78%	0.01%	0.77%
Loomis Sayles Growth Portfolio — Class A	0.57%	—	0.02%	—	0.59%	0.02%	0.57%
Morgan Stanley Discovery Portfolio — Class A	0.64%	—	0.04%	—	0.68%	0.02%	0.66%
PIMCO Inflation Protected Bond Portfolio — Class A	0.48%	—	0.94%	—	1.42%	—	1.42%
T. Rowe Price Large Cap Value Portfolio — Class B	0.57%	0.25%	0.02%	—	0.84%	0.05%	0.79%
Victory Sycamore Mid Cap Value Portfolio — Class B	0.65%	0.25%	0.04%	—	0.94%	0.09%	0.85%
Brighthouse Funds Trust II
Baillie Gifford International Stock Portfolio — Class A	0.79%	—	0.05%	—	0.84%	0.12%	0.72%
BlackRock Bond Income Portfolio — Class A	0.34%	—	0.05%	—	0.39%	—	0.39%
BlackRock Capital Appreciation Portfolio — Class A	0.70%	—	0.02%	—	0.72%	0.09%	0.63%
BlackRock Ultra-Short Term Bond Portfolio — Class A	0.35%	—	0.04%	—	0.39%	0.02%	0.37%
Brighthouse Asset Allocation 20 Portfolio — Class B	0.10%	0.25%	0.03%	0.63%	1.01%	0.03%	0.98%
Brighthouse Asset Allocation 40 Portfolio — Class B	0.06%	0.25%	—	0.63%	0.94%	—	0.94%
Brighthouse Asset Allocation 60 Portfolio — Class B	0.05%	0.25%	—	0.64%	0.94%	—	0.94%
Brighthouse Asset Allocation 80 Portfolio — Class B	0.05%	0.25%	0.01%	0.65%	0.96%	—	0.96%
Brighthouse/Wellington Balanced Portfolio — Class A	0.46%	—	0.07%	—	0.53%	—	0.53%

Fund	Management Fee	Distribution and/or Service (12b-1) Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Annual Operating Expenses	Fee Waiver and/or Expense Reimbursement	Net Total Annual Operating Expenses
Brighthouse/Wellington Core Equity Opportunities Portfolio — Class A	0.70%	—	0.02%	—	0.72%	0.12%	0.60%
Frontier Mid Cap Growth Portfolio — Class D	0.71%	0.10%	0.04%	—	0.85%	0.02%	0.83%
Jennison Growth Portfolio — Class A	0.60%	—	0.02%	—	0.62%	0.08%	0.54%
Loomis Sayles Small Cap Core Portfolio — Class A	0.90%	—	0.07%	0.01%	0.98%	0.09%	0.89%
MetLife Aggregate Bond Index Portfolio — Class A	0.25%	—	0.03%	—	0.28%	0.01%	0.27%
MetLife Mid Cap Stock Index Portfolio — Class A	0.25%	—	0.05%	0.01%	0.31%	—	0.31%
MetLife MSCI EAFE® Index Portfolio — Class A	0.30%	—	0.07%	0.01%	0.38%	—	0.38%
MetLife Russell 2000® Index Portfolio — Class A	0.25%	—	0.06%	—	0.31%	—	0.31%
MetLife Stock Index Portfolio — Class A	0.25%	—	0.03%	—	0.28%	0.01%	0.27%
MFS® Total Return Portfolio — Class F	0.57%	0.20%	0.06%	—	0.83%	—	0.83%
MFS® Value Portfolio — Class A	0.61%	—	0.02%	—	0.63%	0.06%	0.57%
Neuberger Berman Genesis Portfolio — Class A	0.82%	—	0.04%	—	0.86%	0.01%	0.85%
T. Rowe Price Large Cap Growth Portfolio — Class B†	0.60%	0.25%	0.03%	—	0.88%	0.05%	0.83%
T. Rowe Price Small Cap Growth Portfolio — Class A	0.47%	—	0.03%	—	0.50%	—	0.50%
Western Asset Management Strategic Bond Opportunities Portfolio — Class A	0.57%	—	0.03%	—	0.60%	0.06%	0.54%
Western Asset Management U.S. Government Portfolio — Class A	0.48%	—	0.02%	—	0.50%	0.03%	0.47%
Delaware VIP® Trust — Standard Class
Delaware VIP® Small Cap Value Series	0.71%	—	0.06%	—	0.77%	—	0.77%
Fidelity ® Variable Insurance Products
Contrafund® Portfolio — Service Class 2	0.54%	0.25%	0.07%	—	0.86%	—	0.86%
Equity-Income Portfolio — Initial Class	0.44%	—	0.09%	—	0.53%	—	0.53%
Freedom 2010 Portfolio — Initial Class	—	—	—	0.45%	0.45%	—	0.45%
Freedom 2015 Portfolio — Initial Class	—	—	—	0.49%	0.49%	—	0.49%
Freedom 2020 Portfolio — Initial Class	—	—	—	0.52%	0.52%	—	0.52%
Freedom 2025 Portfolio — Initial Class	—	—	—	0.54%	0.54%	—	0.54%
Freedom 2030 Portfolio — Initial Class	—	—	—	0.59%	0.59%	—	0.59%
Government Money Market Portfolio — Initial Class	0.17%	—	0.09%	—	0.26%	—	0.26%
Growth & Income Portfolio — Service Class 2	0.44%	0.25%	0.10%	—	0.79%	—	0.79%
High Income Portfolio — Initial Class	0.55%	—	0.12%	—	0.67%	—	0.67%
Index 500 Portfolio — Initial Class	0.05%	—	0.05%	—	0.10%	—	0.10%
Investment Grade Bond Portfolio — Service Class	0.30%	0.10%	0.10%	—	0.50%	—	0.50%
Mid Cap Portfolio — Service Class 2	0.54%	0.25%	0.08%	—	0.87%	—	0.87%
Overseas Portfolio — Service Class 2	0.66%	0.25%	0.13%	—	1.04%	—	1.04%
Franklin Templeton Variable Insurance Products Trust
Franklin Mutual Global Discovery VIP Fund — Class 2	0.88%	0.25%	0.06%	—	1.19%	—	1.19%
Franklin Small-Mid Cap Growth VIP Fund — Class 2†	0.80%	0.25%	0.04%	0.01%	1.10%	0.01%	1.09%
Templeton Developing Markets VIP Fund — Class 2	1.05%	0.25%	0.10%	0.01%	1.41%	—	1.41%
Templeton Foreign VIP Fund — Class 2	0.80%	0.25%	0.05%	0.02%	1.12%	0.02%	1.10%
Templeton Global Bond VIP Fund — Class 1	0.46%	—	0.07%	0.09%	0.62%	0.11%	0.51%

Fund	Management Fee	Distribution and/or Service (12b-1) Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Annual Operating Expenses	Fee Waiver and/or Expense Reimbursement	Net Total Annual Operating Expenses
Janus Aspen Series — Service Shares
Janus Henderson Enterprise Portfolio	0.64%	0.25%	0.08%	—	0.97%	—	0.97%
Janus Henderson Global Technology and Innovation Portfolio	0.64%	0.25%	0.10%	—	0.99%	—	0.99%
Janus Henderson Mid Cap Value Portfolio	0.62%	0.25%	0.18%	—	1.05%	—	1.05%
Janus Henderson Overseas Portfolio	0.64%	0.25%	0.10%	—	0.99%	—	0.99%
Legg Mason Partners Variable Equity Trust — Class I
ClearBridge Variable Aggressive Growth Portfolio	0.75%	—	0.04%	—	0.79%	—	0.79%
ClearBridge Variable Appreciation Portfolio	0.70%	—	0.03%	—	0.73%	—	0.73%
ClearBridge Variable Dividend Strategy Portfolio	0.70%	—	0.05%	—	0.75%	—	0.75%
ClearBridge Variable Large Cap Growth Portfolio	0.70%	—	0.06%	0.01%	0.77%	—	0.77%
ClearBridge Variable Large Cap Value Portfolio	0.65%	—	0.06%	0.01%	0.72%	—	0.72%
Legg Mason Partners Variable Income Trust — Class I
Western Asset Variable Global High Yield Bond Portfolio	0.70%	—	0.13%	—	0.83%	—	0.83%
MFS ® Variable Insurance Trust — Initial Class
MFS® Global Equity Series	0.90%	—	0.26%	—	1.16%	0.24%	0.92%
MFS® New Discovery Series	0.90%	—	0.05%	—	0.95%	0.01%	0.94%
MFS ® Variable Insurance Trust II — Initial Class
MFS® High Yield Portfolio	0.70%	—	0.07%	—	0.77%	0.05%	0.72%
Morgan Stanley Variable Insurance Fund, Inc. — Class I
Emerging Markets Debt Portfolio	0.75%	—	0.37%	—	1.12%	—	1.12%
Emerging Markets Equity Portfolio	0.85%	—	0.42%	—	1.27%	0.02%	1.25%
PIMCO Variable Insurance Trust — Administrative Class
PIMCO All Asset Portfolio	0.43%	0.15%	—	1.14%	1.72%	0.15%	1.57%
PIMCO CommodityRealReturn® Strategy Portfolio	0.74%	0.15%	1.27%	0.11%	2.27%	0.11%	2.16%
PIMCO Long-Term U.S. Government Portfolio	0.48%	0.15%	0.12%	—	0.75%	—	0.75%
PIMCO Low Duration Portfolio	0.50%	0.15%	0.39%	—	1.04%	—	1.04%
PIMCO Total Return Portfolio	0.50%	0.15%	0.21%	—	0.86%	—	0.86%
Pioneer Variable Contracts Trust — Class II
Pioneer Mid Cap Value VCT Portfolio	0.65%	0.25%	0.08%	—	0.98%	—	0.98%
Putnam Variable Trust — Class IB
Putnam VT International Value Fund	0.69%	0.25%	0.23%	—	1.17%	—	1.17%
Royce Capital Fund — Investment Class
Royce Micro-Cap Portfolio	1.25%	—	0.18%	—	1.43%	0.10%	1.33%
Royce Small-Cap Portfolio	1.00%	—	0.15%	—	1.15%	0.07%	1.08%
Trust for Advised Portfolios
1919 Variable Socially Responsive Balanced Fund	0.65%	—	0.69%	—	1.34%	0.45%	0.89%
†	Not available under all Policies. Availability depends on Policy issue date.
The information shown in the table above was provided by the Funds. Certain Funds and their investment adviser have entered into expense reimbursement and/or fee waiver arrangements that will continue at least until April 30, 2021. These arrangements can be terminated with respect to these Funds only with the approval of the Fund's board of directors or trustees. Please see the Funds’ prospectuses for additional information regarding these arrangements.

Certain Funds that have “Acquired Fund Fees and Expenses” are “funds of funds.” A fund of funds invests substantially all of its assets in other underlying funds. Because the Fund invests in other funds, it will bear its pro rata portion of the operating expenses of those underlying funds, including the management fee.
Description of the Company, Separate Account and Funds

The Insurance Company
Brighthouse Life Insurance Company (the “Company”) is a stock life insurance company originally chartered in Connecticut in 1863 and currently subject to the laws of the State of Delaware. Prior March 6, 2017, the Company was known as MetLife Insurance Company USA. The Company is licensed to conduct business in all states of the United States, except New York, and in the District of Columbia, Puerto Rico, Guam, the U.S. and British Virgin Islands and the Bahamas. The Company is an indirect, wholly-owned subsidiary of, and ultimately controlled by, Brighthouse Financial, Inc. (“BHF”), a publicly-traded company. BHF, through its subsidiaries and affiliates, is one of the largest providers of annuity and life insurance products in the U.S. The Company’s executive offices are located at 11225 North Community House Road, Charlotte, NC 28277.
We are not a fiduciary and do not give advice or make recommendations regarding insurance or investment products. Ask your financial representative for guidance regarding any requests or elections and for information about your particular investment needs. Please bear in mind that your financial representative, or any financial firm or financial professional you consult to provide advice, is not acting on our behalf. We do not recommend and are not responsible for any securities transactions or investment strategies involving securities (including Investment Option recommendations).
The Funds
Each Fund has different investment objectives and risks. The Fund prospectuses contain more detailed information on each Fund’s investment strategy, investment advisers and its fees. You may obtain a Fund prospectus by calling 1-877-887-3510 or through your financial representative. We do not guarantee the investment results of the Funds.
Fund	Investment Objective	Investment Adviser/Subadviser
AB Variable Products Series Fund, Inc.
AB VPS Global Thematic Growth Portfolio — Class B	Seeks long-term growth of capital.	AllianceBernstein L.P.
AB VPS Intermediate Bond Portfolio — Class A	Seeks to generate income and price appreciation without assuming what the Adviser considers undue risk.	AllianceBernstein L.P.
AB VPS International Value Portfolio — Class A	Seeks long-term growth of capital.	AllianceBernstein L.P.
AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
Invesco Oppenheimer V.I. Main Street Small Cap Fund — Non-Service Shares	Seeks capital appreciation.	Invesco Advisers, Inc.
Invesco V.I. Comstock Fund — Series II	Seeks capital growth and income through investments in equity securities, including common stocks, preferred stocks and securities convertible into common and preferred stocks.	Invesco Advisers, Inc.
Invesco V.I. Government Securities Fund — Series I	Seeks total return, comprised of current income and capital appreciation.	Invesco Advisers, Inc.

Fund	Investment Objective	Investment Adviser/Subadviser
Invesco V.I. International Growth Fund — Series I	Seeks long-term growth of capital.	Invesco Advisers, Inc.
American Century Variable Portfolios, Inc. — Class I
VP Capital Appreciation Fund	Seeks capital growth.	American Century Investment Management, Inc.
VP Ultra® Fund	Seeks long-term capital growth.	American Century Investment Management, Inc.
American Funds Insurance Series® — Class 2
American Funds Bond Fund	Seeks as high a level of current income as is consistent with the preservation of capital.	Capital Research and Management CompanySM
American Funds Global Growth Fund	Seeks long-term growth of capital.	Capital Research and Management CompanySM
American Funds Global Small Capitalization Fund	Seeks long-term growth of capital.	Capital Research and Management CompanySM
American Funds Growth Fund	Seeks growth of capital.	Capital Research and Management CompanySM
American Funds Growth-Income Fund	Seeks long-term growth of capital and income.	Capital Research and Management CompanySM
American Funds High-Income Bond Fund	Seeks a high level of current income. Its secondary investment objective is capital appreciation.	Capital Research and Management CompanySM
American Funds International Fund	Seeks long-term growth of capital.	Capital Research and Management CompanySM
American Funds New World Fund®	Seeks long-term capital appreciation.	Capital Research and Management CompanySM
American Funds U.S. Government/AAA-Rated Securities Fund	Seeks a high level of current income consistent with preservation of capital.	Capital Research and Management CompanySM
BNY Mellon Variable Investment Fund — Initial Shares
Appreciation Portfolio	Seeks long-term capital growth consistent with the preservation of capital. Its secondary goal is current income.	BNY Mellon Investment Adviser, Inc. Subadviser: Fayez Sarofim & Co.
Opportunistic Small Cap Portfolio	Seeks capital growth.	BNY Mellon Investment Adviser, Inc.
Brighthouse Funds Trust I
BlackRock High Yield Portfolio — Class A	Seeks to maximize total return, consistent with income generation and prudent investment management.	Brighthouse Investment Advisers, LLC Subadviser: BlackRock Financial Management, Inc.
Brighthouse Asset Allocation 100 Portfolio — Class B	Seeks growth of capital.	Brighthouse Investment Advisers, LLC
Brighthouse Small Cap Value Portfolio — Class B†	Seeks long-term capital appreciation.	Brighthouse Investment Advisers, LLC Subadvisers: Delaware Investments Fund Advisers; Wells Capital Management Incorporated

Fund	Investment Objective	Investment Adviser/Subadviser
Brighthouse/Aberdeen Emerging Markets Equity Portfolio — Class A	Seeks capital appreciation.	Brighthouse Investment Advisers, LLC Subadviser: Aberdeen Asset Managers Limited
Brighthouse/Eaton Vance Floating Rate Portfolio — Class A	Seeks a high level of current income.	Brighthouse Investment Advisers, LLC Subadviser: Eaton Vance Management
Brighthouse/Wellington Large Cap Research Portfolio — Class E	Seeks long-term capital appreciation.	Brighthouse Investment Advisers, LLC Subadviser: Wellington Management Company LLP
Clarion Global Real Estate Portfolio — Class A	Seeks total return through investment in real estate securities, emphasizing both capital appreciation and current income.	Brighthouse Investment Advisers, LLC Subadviser: CBRE Clarion Securities LLC
Harris Oakmark International Portfolio — Class A	Seeks long-term capital appreciation.	Brighthouse Investment Advisers, LLC Subadviser: Harris Associates L.P.
Invesco Global Equity Portfolio — Class B	Seeks capital appreciation.	Brighthouse Investment Advisers, LLC Subadviser: Invesco Advisers, Inc.
Invesco Small Cap Growth Portfolio — Class A†	Seeks long-term growth of capital.	Brighthouse Investment Advisers, LLC Subadviser: Invesco Advisers, Inc.
JPMorgan Core Bond Portfolio — Class B	Seeks to maximize total return.	Brighthouse Investment Advisers, LLC Subadviser: J.P. Morgan Investment Management Inc.
Loomis Sayles Global Allocation Portfolio — Class A	Seeks high total investment return through a combination of capital appreciation and income.	Brighthouse Investment Advisers, LLC Subadviser: Loomis, Sayles & Company, L.P.
Loomis Sayles Growth Portfolio — Class A	Seeks long-term growth of capital.	Brighthouse Investment Advisers, LLC Subadviser: Loomis, Sayles & Company, L.P.
Morgan Stanley Discovery Portfolio — Class A	Seeks capital appreciation.	Brighthouse Investment Advisers, LLC Subadviser: Morgan Stanley Investment Management Inc.
PIMCO Inflation Protected Bond Portfolio — Class A	Seeks maximum real return, consistent with preservation of capital and prudent investment management.	Brighthouse Investment Advisers, LLC Subadviser: Pacific Investment Management Company LLC
T. Rowe Price Large Cap Value Portfolio — Class B	Seeks long-term capital appreciation by investing in common stocks believed to be undervalued. Income is a secondary objective.	Brighthouse Investment Advisers, LLC Subadviser: T. Rowe Price Associates, Inc.
Victory Sycamore Mid Cap Value Portfolio — Class B	Seeks high total return by investing in equity securities of mid-sized companies.	Brighthouse Investment Advisers, LLC Subadviser: Victory Capital Management Inc.
Brighthouse Funds Trust II
Baillie Gifford International Stock Portfolio — Class A	Seeks long-term growth of capital.	Brighthouse Investment Advisers, LLC Subadviser: Baillie Gifford Overseas Limited
BlackRock Bond Income Portfolio — Class A	Seeks a competitive total return primarily from investing in fixed-income securities.	Brighthouse Investment Advisers, LLC Subadviser: BlackRock Advisors, LLC
BlackRock Capital Appreciation Portfolio — Class A	Seeks long-term growth of capital.	Brighthouse Investment Advisers, LLC Subadviser: BlackRock Advisors, LLC

Fund	Investment Objective	Investment Adviser/Subadviser
BlackRock Ultra-Short Term Bond Portfolio — Class A	Seeks a high level of current income consistent with preservation of capital.	Brighthouse Investment Advisers, LLC Subadviser: BlackRock Advisors, LLC
Brighthouse Asset Allocation 20 Portfolio — Class B	Seeks a high level of current income, with growth of capital as a secondary objective.	Brighthouse Investment Advisers, LLC
Brighthouse Asset Allocation 40 Portfolio — Class B	Seeks high total return in the form of income and growth of capital, with a greater emphasis on income.	Brighthouse Investment Advisers, LLC
Brighthouse Asset Allocation 60 Portfolio — Class B	Seeks a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital.	Brighthouse Investment Advisers, LLC
Brighthouse Asset Allocation 80 Portfolio — Class B	Seeks growth of capital.	Brighthouse Investment Advisers, LLC
Brighthouse/Wellington Balanced Portfolio — Class A	Seeks long-term capital appreciation with some current income.	Brighthouse Investment Advisers, LLC Subadviser: Wellington Management Company LLP
Brighthouse/Wellington Core Equity Opportunities Portfolio — Class A	Seeks to provide a growing stream of income over time and, secondarily, long-term capital appreciation and current income.	Brighthouse Investment Advisers, LLC Subadviser: Wellington Management Company LLP
Frontier Mid Cap Growth Portfolio — Class D	Seeks maximum capital appreciation.	Brighthouse Investment Advisers, LLC Subadviser: Frontier Capital Management Company, LLC
Jennison Growth Portfolio — Class A	Seeks long-term growth of capital.	Brighthouse Investment Advisers, LLC Subadviser: Jennison Associates LLC
Loomis Sayles Small Cap Core Portfolio — Class A	Seeks long-term capital growth from investments in common stocks or other equity securities.	Brighthouse Investment Advisers, LLC Subadviser: Loomis, Sayles & Company, L.P.
MetLife Aggregate Bond Index Portfolio — Class A	Seeks to track the performance of the Bloomberg Barclays U.S. Aggregate Bond Index.	Brighthouse Investment Advisers, LLC Subadviser: MetLife Investment Advisors, LLC
MetLife Mid Cap Stock Index Portfolio — Class A	Seeks to track the performance of the Standard & Poor’s MidCap 400® Composite Stock Price Index.	Brighthouse Investment Advisers, LLC Subadviser: MetLife Investment Advisors, LLC
MetLife MSCI EAFE® Index Portfolio — Class A	Seeks to track the performance of the MSCI EAFE® Index.	Brighthouse Investment Advisers, LLC Subadviser: MetLife Investment Advisors, LLC
MetLife Russell 2000® Index Portfolio — Class A	Seeks to track the performance of the Russell 2000® Index.	Brighthouse Investment Advisers, LLC Subadviser: MetLife Investment Advisors, LLC
MetLife Stock Index Portfolio — Class A	Seeks to track the performance of the Standard & Poor’s 500® Composite Stock Price Index.	Brighthouse Investment Advisers, LLC Subadviser: MetLife Investment Advisors, LLC
MFS ® Total Return Portfolio — Class F	Seeks a favorable total return through investment in a diversified portfolio.	Brighthouse Investment Advisers, LLC Subadviser: Massachusetts Financial Services Company
MFS ® Value Portfolio — Class A	Seeks capital appreciation.	Brighthouse Investment Advisers, LLC Subadviser: Massachusetts Financial Services Company

Fund	Investment Objective	Investment Adviser/Subadviser
Neuberger Berman Genesis Portfolio — Class A	Seeks high total return, consisting principally of capital appreciation.	Brighthouse Investment Advisers, LLC Subadviser: Neuberger Berman Investment Advisers LLC
T. Rowe Price Large Cap Growth Portfolio — Class B†	Seeks long-term growth of capital.	Brighthouse Investment Advisers, LLC Subadviser: T. Rowe Price Associates, Inc.
T. Rowe Price Small Cap Growth Portfolio — Class A	Seeks long-term capital growth.	Brighthouse Investment Advisers, LLC Subadviser: T. Rowe Price Associates, Inc.
Western Asset Management Strategic Bond Opportunities Portfolio — Class A	Seeks to maximize total return consistent with preservation of capital.	Brighthouse Investment Advisers, LLC Subadviser: Western Asset Management Company
Western Asset Management U.S. Government Portfolio — Class A	Seeks to maximize total return consistent with preservation of capital and maintenance of liquidity.	Brighthouse Investment Advisers, LLC Subadviser: Western Asset Management Company
Delaware VIP® Trust — Standard Class
Delaware VIP® Small Cap Value Series	Seeks capital appreciation.	Delaware Management Company
Fidelity ® Variable Insurance Products
Contrafund ® Portfolio — Service Class 2	Seeks long-term capital appreciation.	Fidelity Management & Research Company LLC
Equity-Income Portfolio — Initial Class	Seeks reasonable income. The fund will also consider the potential for capital appreciation. The fund’s goal is to achieve a yield which exceeds the composite yield on the securities comprising the S&P 500® Index.	Fidelity Management & Research Company LLC
Freedom 2010 Portfolio — Initial Class	Seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond.	Fidelity Management & Research Company LLC
Freedom 2015 Portfolio — Initial Class	Seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond.	Fidelity Management & Research Company LLC
Freedom 2020 Portfolio — Initial Class	Seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond.	Fidelity Management & Research Company LLC
Freedom 2025 Portfolio — Initial Class	Seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond.	Fidelity Management & Research Company LLC
Freedom 2030 Portfolio — Initial Class	Seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond.	Fidelity Management & Research Company LLC
Government Money Market Portfolio — Initial Class	Seeks as high a level of current income as is consistent with preservation of capital and liquidity.	Fidelity Management & Research Company LLC

Fund	Investment Objective	Investment Adviser/Subadviser
Growth & Income Portfolio — Service Class 2	Seeks high total return through a combination of current income and capital appreciation.	Fidelity Management & Research Company LLC
High Income Portfolio — Initial Class	Seeks a high level of current income, while also considering growth of capital.	Fidelity Management & Research Company LLC
Index 500 Portfolio — Initial Class	Seeks investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by the S&P 500® Index.	Fidelity Management & Research Company LLC Subadviser: Geode Capital Management, LLC
Investment Grade Bond Portfolio — Service Class	Seeks as high a level of current income as is consistent with the preservation of capital.	Fidelity Management & Research Company LLC
Mid Cap Portfolio — Service Class 2	Seeks long-term growth of capital.	Fidelity Management & Research Company LLC
Overseas Portfolio — Service Class 2	Seeks long-term growth of capital.	Fidelity Management & Research Company LLC Subadviser: FMR Investment Management (UK) Limited
Franklin Templeton Variable Insurance Products Trust
Franklin Mutual Global Discovery VIP Fund — Class 2	Seeks capital appreciation.	Franklin Mutual Advisers, LLC
Franklin Small-Mid Cap Growth VIP Fund — Class 2†	Seeks long-term capital growth.	Franklin Advisers, Inc.
Templeton Developing Markets VIP Fund — Class 2	Seeks long-term capital appreciation.	Templeton Asset Management Ltd.
Templeton Foreign VIP Fund — Class 2	Seeks long-term capital growth.	Templeton Investment Counsel, LLC
Templeton Global Bond VIP Fund — Class 1	Seeks high current income, consistent with preservation of capital, with capital appreciation as a secondary consideration.	Franklin Advisers, Inc.
Janus Aspen Series — Service Shares
Janus Henderson Enterprise Portfolio	Seeks long-term growth of capital.	Janus Capital Management LLC
Janus Henderson Global Technology and Innovation Portfolio	Seeks long-term growth of capital.	Janus Capital Management LLC
Janus Henderson Mid Cap Value Portfolio	Seeks capital appreciation.	Janus Capital Management LLC Subadviser: Perkins Investment Management LLC
Janus Henderson Overseas Portfolio	Seeks long-term growth of capital.	Janus Capital Management LLC
Legg Mason Partners Variable Equity Trust — Class I
ClearBridge Variable Aggressive Growth Portfolio	Seeks capital appreciation.	Legg Mason Partners Fund Advisor, LLC Subadviser: ClearBridge Investments, LLC
ClearBridge Variable Appreciation Portfolio	Seeks long-term capital appreciation.	Legg Mason Partners Fund Advisor, LLC Subadviser: ClearBridge Investments, LLC

Fund	Investment Objective	Investment Adviser/Subadviser
ClearBridge Variable Dividend Strategy Portfolio	Seeks dividend income, growth of dividend income and long-term capital appreciation.	Legg Mason Partners Fund Advisor, LLC Subadviser: ClearBridge Investments, LLC
ClearBridge Variable Large Cap Growth Portfolio	Seeks long-term growth of capital.	Legg Mason Partners Fund Advisor, LLC Subadviser: ClearBridge Investments, LLC
ClearBridge Variable Large Cap Value Portfolio	Seeks long-term growth of capital as its primary objective. Current income is a secondary objective.	Legg Mason Partners Fund Advisor, LLC Subadviser: ClearBridge Investments, LLC
Legg Mason Partners Variable Income Trust — Class I
Western Asset Variable Global High Yield Bond Portfolio	Seeks to maximize total return.	Legg Mason Partners Fund Advisor, LLC Subadvisers: Western Asset Management Company, LLC; Western Asset Management Company Limited; Western Asset Management Pte. Ltd.
MFS ® Variable Insurance Trust — Initial Class
MFS ® Global Equity Series	Seeks capital appreciation.	MFS® Investment Management
MFS ® New Discovery Series	Seeks capital appreciation.	MFS® Investment Management
MFS ® Variable Insurance Trust II — Initial Class
MFS ® High Yield Portfolio	Seeks total return with an emphasis on high current income, but also considering capital appreciation.	MFS® Investment Management
Morgan Stanley Variable Insurance Fund, Inc. — Class I
Emerging Markets Debt Portfolio	Seeks high total return by investing primarily in fixed income securities of government and government-related issuers and, to a lesser extent, of corporate issuers in emerging market countries.	Morgan Stanley Investment Management Inc. Subadviser: Morgan Stanley Investment Management Limited
Emerging Markets Equity Portfolio	Seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of issuers in emerging market countries.	Morgan Stanley Investment Management Inc. Subadviser: Morgan Stanley Investment Management Company
PIMCO Variable Insurance Trust — Administrative Class
PIMCO All Asset Portfolio	Seeks maximum real return consistent with preservation of real capital and prudent investment management.	PIMCO Subadviser: Research Affiliates, LLC
PIMCO CommodityRealReturn® Strategy Portfolio	Seeks maximum real return, consistent with prudent investment management.	PIMCO
PIMCO Long-Term U.S. Government Portfolio	Seeks maximum total return, consistent with preservation of capital and prudent investment management.	PIMCO

Fund	Investment Objective	Investment Adviser/Subadviser
PIMCO Low Duration Portfolio	Seeks maximum total return, consistent with preservation of capital and prudent investment management.	PIMCO
PIMCO Total Return Portfolio	Seeks maximum total return, consistent with preservation of capital and prudent investment management.	PIMCO
Pioneer Variable Contracts Trust — Class II
Pioneer Mid Cap Value VCT Portfolio	Seeks capital appreciation by investing in a diversified portfolio of securities consisting primarily of common stocks.	Amundi Pioneer Asset Management, Inc.
Putnam Variable Trust — Class IB
Putnam VT International Value Fund	Seeks capital growth. Current income is a secondary objective.	Putnam Investment Management, LLC
Royce Capital Fund — Investment Class
Royce Micro-Cap Portfolio	Seeks long-term growth of capital.	Royce & Associates, LP
Royce Small-Cap Portfolio	Seeks long-term growth of capital.	Royce & Associates, LP
Trust for Advised Portfolios
1919 Variable Socially Responsive Balanced Fund	Seeks capital appreciation and retention of net investment income.	1919 Investment Counsel, LLC
†	Not available under all Policies. Availability depends on Policy issue date.
Policy Description

The Policy is both an insurance product and a security. The Policy is first and foremost a life insurance policy with death benefits, contract values and other features traditionally associated with life insurance. The Policy is a security because the Contract Value and, under certain circumstances, the Amount Insured and Death Benefit may increase or decrease to reflect the performance of the Funds and/or the Fixed Account that you direct your Net Premium Payments to. The Policy is non-participating, which means the Company will not pay dividends on the Policy.
Income Tax Free ‘Section 1035’ Exchanges
You can generally exchange one life insurance policy for another in a ‘tax-free exchange’ under Section 1035 of the Internal Revenue Code. Before making an exchange, you should compare both policies carefully. If the exchange does not qualify for Section 1035 treatment, you may have to pay federal income tax on the gain and potentially an early withdrawal or other penalty on the exchange. You should not exchange an existing life insurance policy unless you determine, after knowing all the facts and consultation with a tax adviser, that the exchange is in your best interest and not just better for the person trying to sell you the new policy (that person will generally earn a commission if you buy a policy through an exchange or otherwise).
Ownership/Policy Rights
The Policy Owner is the person who has the right to exercise all of the rights and options under the Policy, and to make changes to the Policy while the Insured is alive. Usually, the person who is buying the Policy is also the Policy Owner. However, in some instances, the Policy Owner can be an entity such as a trust or someone other than the person who is buying the Policy. In either situation, the Policy Owner may exercise certain rights that are described below. Some changes to the Policy require additional underwriting approval.

•	Assigning the Policy
The Policy Owner may assign the Policy as collateral for a loan or other obligation. We are not responsible for any payment made or action taken before receipt of written notice of such assignment. Proof of interest must be filed with any claim under a collateral assignment. Assigning the Policy may have tax consequences. See “Tax Treatment of Policy Benefits.” You should consult a tax adviser before assigning the Policy.
•	Receiving the Maturity Benefit
If the Insured is living on the Maturity Date, we will pay you the Contract Value of the Policy as of the Maturity Date, less any:
1.	Outstanding Loan;
2.	Monthly Deduction Amount due but not paid; and
3.	Amount payable to an assignee under a collateral assignment of the Policy.
Upon maturity, insurance ends and we have no further obligation under the Policy.
•	Changing or Revoking a Beneficiary
The Beneficiary is named in the Policy application and is the person who receives the Death Benefit when the Insured dies. More than one Beneficiary may be named and you may make your Beneficiary designation irrevocable. When the Insured dies, if no Beneficiary is alive, the Death Benefit will be paid to you, if you are alive, otherwise to your estate.
Unless you irrevocably named the Beneficiary, you may name a new Beneficiary while the Insured is living and while your Policy is in force by writing us at our Administrative Office. Subject to our receipt of the change, any change in beneficiary will be effective on the date you sign the notice of change regardless of whether the Insured has died at the time we receive the notice; however, we will have no further responsibility if we made any payment before we receive the notice of change.
•	Decreases in the Stated Amount of Insurance
You may request a decrease in the Stated Amount after the first Policy Year, provided that the Stated Amount after any decrease is not less than the minimum amount of $50,000. For purposes of determining the Cost of Insurance charge, a decrease will reduce the Stated Amount in the following order:
1.	against the most recent increase in the Stated Amount;
2.	to other increases in the reverse order in which they occurred; and
3.	to the initial Stated Amount.
A decrease in Stated Amount in a substantially funded Policy may cause a cash distribution that is included in your gross income.
We will send you a supplemental Policy Summary reflecting any change. We reserve the right to limit the number of decreases to the Stated Amount to one each Policy Year.
•	Changing the Death Benefit Option
After the first Policy Year, if the Insured is still alive you may change the Death Benefit Option by sending a written request to the Company at our Administrative Office. The Stated Amount will be adjusted so the Coverage Amount remains level. There is no other direct consequence of changing a Death Benefit option, except as described under “Tax Treatment of Policy Benefits.” However, the change could affect future values of the Coverage Amount. The Cost of Insurance Charge, which is based on the Coverage Amount, may be different in the future. The following changes in Death Benefit Options are permissible: Options 1-2, Options 2-1 and Options 3-1.
If the option is changed from Option 1 to Option 2, the Stated Amount will be reduced by the amount of the Contract Value at the time of the change. If the option is changed from Option 2 to Option 1, the Stated Amount will be increased by the amount of the Contract Value at the time of the option change. If the option is changed from Option 3 to Option 1, the Stated Amount will be increased by the amount of accumulated premiums paid at the time of the option change.
It is not permitted to change from Option 3 to Option 2, from Option 1 to Option 3 and from Option 2 to Option 3.
•	Increases in the Stated Amount (requires additional underwriting approval)
You may request an increase to the Stated Amount after the first Policy Year and prior to the Policy Anniversary on which the Insured is age 80. We will not allow a requested increase to the Stated Amount for less than the Minimum Increase Amount shown on your Policy Summary page. The increase will be effective on the date shown on the supplemental Policy Summary that we will send you. We will require you to submit a new application and evidence of insurability. Any increase in Stated Amount (whether from a request by you or from a change in the Death Benefit) will result in overall higher cost of insurance charges and the cost of insurance charges associated with the increase amount may be higher than the cost of insurance charges associated with the original Stated Amount in consideration of the attained age of the Insured at the time the increase is requested. . The effective date of any increase in Stated Amount will generally be the Deduction Date next following either the date of a new application or, if different, the date requested by the applicant.
If you have added the Insured Term Rider to the Policy, and you request an increase in Stated Amount, the increase will be effected by increasing both the Insured Term Rider Stated Amount and the base Policy Stated Amount, so that the ratio of the Insured Term Rider Stated Amount to the base Policy Stated Amount is the same before and after the increase. If you have added the Adjustable Term Insurance Rider to the Policy and you request an increase in Stated Amount, the increase will be effected solely through an increase in the Stated Amount of the Adjustable Term Insurance Rider. The Stated Amount of the base Policy may not be increased. This means that an increase in insurance coverage under a Policy with the Adjustable Term Insurance Rider may be less expensive than an equivalent increase in coverage under a Policy with the Insured Term Rider. This is due to the fact that the Monthly Sales Expense Charge will not apply to any portion of the increase under a Policy with the Adjustable Term Insurance Rider since this charge does not currently apply to term insurance coverage. The Monthly Sales Expense Charge would apply to an increase in coverage under a Policy with the Insured Term Rider because some portion of the increase would have to be provided through an increase in the base Policy Stated Amount. In addition, as a result of this increase in base Policy Stated Amount, a higher Front-End Sales Expense Charge will be imposed on a portion of the premium as described in the "Fee Table − Transaction Fees." Lastly, the current cost of insurance charge for an increase in coverage under the Adjustable Term Insurance Rider is determined differently than for an increase in coverage under the Insured Term Rider. As a result, the current cost of insurance charge under the Adjustable Term Insurance Rider will be higher in some Policy Years, and lower in other Policy Years, than the current cost of insurance charge under the Insured Term Rider.
We reserve the right to limit the number of increases to the Stated Amount to one each Policy Year.
Written requests for changes should be sent to our Administrative Office. Some of these Policy changes may have tax consequences. You should consult a tax adviser before requesting any of these changes.
Premiums

Amount, Frequency and Duration of Premium Payments
The Policy allows you to choose the amount and frequency (e.g., monthly, semi-annually, annually) of your Premium Payments within certain guidelines (Planned Premium). The amount of your Premium Payment will vary based on factors including: the age, sex and rating classification of the Insured. The minimum initial premium we will accept is the amount necessary to pay the Monthly Deduction Amount due.
Prior to the Maturity Date, you may request a change in the amount and frequency of your Planned Premium Payments and also make unscheduled Premium Payments as long as receipt of such payments or change would not disqualify the Policy as life insurance under applicable federal tax laws. We reserve the right to require evidence of insurability before we accept any additional Premium Payment that would increase insurance coverage.

You may make Premium Payments by:
•	mailing a check, payable to Brighthouse Life Insurance Company, to: Brighthouse Life Insurance Company − COLI Operations, 11225 North Community House Road, Charlotte, North Carolina 28277; or
•	by wire transfer.
If you send your Premium Payments or transaction requests to an address other than the one we have designated for receipt of such Premium Payments or requests, we may return the Premium Payment to you, or there may be a delay in applying the Premium Payment or transaction to your Policy.
We do not accept Premium Payments made in cash or by money orders. The form in which we receive a Premium Payment may determine how soon subsequent disbursement requests may be fulfilled. See “Other Policy Information — Payment and Suspension of Valuation.”
If you do not make your Planned Premium Payment on schedule, your policy may lapse. In addition, even if you make your Planned Premiums on schedule, your Policy may lapse if the Cash Surrender Value of the Policy is insufficient to cover the Monthly Deduction Amount. In either of these cases, before your Policy lapses your Policy will be in default and a Grace Period will begin. Thirty days after the default happens we will send you a lapse notice stating the amount due to keep the Policy in effect and the date by which you must pay it. If the Insured dies during the Grace Period before you have paid the required premium, we will still pay the Death Benefit under the Policy although we will reduce the Death Benefit proceeds by any Monthly Deduction Amount due and the amount of any Outstanding Loans. If the required Premium Payment is not paid within 31 days (subject to state law) after the notice is sent, the Policy will lapse.
Allocation of Premium Payments
During the underwriting period, any Net Premium Payments we receive will be placed in a non-interest bearing account. On the Policy Date we will allocate your Net Premium Payments to the Investment Options and Fixed Account in the percentages you indicate on the application (premium allocation instructions). However, if state law requires us to return Premium Payments if you exercise your right to cancel the Policy during the Right to Cancel period, then, we will allocate your Net Premium Payments to the money market portfolio from the Policy Date until the end of the Right to Cancel period, and thereafter to the Investment Options and Fixed Account you selected.
Any allocation must be at least 5% and must be a whole percentage. We are not currently enforcing these restrictions but reserve the right to do so in the future.
You may change your Premium Payment allocation instructions upon written request to us (or any other notification we deem satisfactory) at our Administrative Office. Any allocation change will be effective on the date we record the change. Any future Premium Payments will be allocated in accordance with the new allocation, unless we receive contrary written instructions.
Unless underwriting is required, we will process a Premium Payment or other transaction as of the next computed Accumulation Unit Value of an Investment Option following our receipt of the Premium Payment or other transaction request in good order. A request or transaction generally is considered in “good order” if it complies with our administrative procedures and the required information is complete and accurate. A request or transaction may be rejected or delayed if it is not in good order. If you have any questions, you should contact us or your sales representative before submitting the form or request.
We reserve the right to make certain changes to the Funds. (See “The Funds.”)
Transfers

Transfers of Contract Value
Generally, you may transfer Contract Value among the Investment Options. Transfer requests received at our Administrative Office or Andesa Services, Inc. that are in good order before the close of the New York Stock Exchange (NYSE) will be processed according to the value(s) next computed following the close of business. Transfer requests received on a non-business day or after the close of the NYSE will be processed based on the value(s) next computed on the next business day.

Restrictions on Transfers
The Contract is intended for use as a long-term investment vehicle and is not designed to serve as a vehicle for frequent trading in an attempt to take advantage of short-term fluctuations in the stock market.
Restrictions on Frequent Transfers. Frequent requests from Policy Owners to transfer Contract Value may dilute the value of a Fund’s shares if the frequent trading involves an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by the Fund and the reflection of that change in the Fund’s share price (“arbitrage trading”). Frequent transfers involving arbitrage trading may adversely affect the long-term performance of the Funds, which in turn adversely affect Policy Owners and other persons who may have an interest in the Policies (e.g. beneficiaries).
We have policies and procedures that attempt to detect and deter frequent transfers in situations where we determine there is a potential for arbitrage trading. Currently, we believe that such situations may be presented in the international, small-cap, and high-yield Funds (the “Monitored Funds”). In addition, as described below, we treat all American Funds Insurance Series® portfolios (“American Funds portfolios”) as Monitored Funds. We monitor transfer activity in the following Monitored Funds:
AB VPS Global Thematic Growth Portfolio
AB VPS International Value Portfolio
American Funds Global Growth Fund
American Funds Global Small Capitalization Fund
American Funds High-Income Bond Fund
American Funds International Fund
American Funds New World Fund®
Baillie Gifford International Stock Portfolio
BlackRock High Yield Portfolio
Brighthouse Small Cap Value Portfolio
Brighthouse/Aberdeen Emerging Markets Equity Portfolio
Brighthouse/Eaton Vance Floating Rate Portfolio
Clarion Global Real Estate Portfolio
Delaware VIP® Small Cap Value Series
Emerging Markets Debt Portfolio
Emerging Markets Equity Portfolio
Franklin Mutual Global Discovery VIP Fund
Franklin Small-Mid Cap Growth VIP Fund
Harris Oakmark International Portfolio
High Income Portfolio
Invesco Global Equity Portfolio
Invesco Oppenheimer V.I. Main Street Small Cap Fund
Invesco Small Cap Growth Portfolio
Invesco V.I. International Growth Fund
Janus Henderson Global Technology and Innovation Portfolio
Janus Henderson Overseas Portfolio
Loomis Sayles Global Allocation Portfolio
Loomis Sayles Small Cap Core Portfolio
MetLife MSCI EAFE® Index Portfolio
MetLife Russell 2000® Index Portfolio
MFS® Global Equity Series
MFS® High Yield Portfolio
MFS® New Discovery Series
Neuberger Berman Genesis Portfolio
Opportunistic Small Cap Portfolio
Overseas Portfolio
Putnam VT International Value Fund
Royce Micro-Cap Portfolio
Royce Small-Cap Portfolio
T. Rowe Price Small Cap Growth Portfolio

Templeton Developing Markets VIP Fund
Templeton Foreign VIP Fund
Templeton Global Bond VIP Fund
Western Asset Management Strategic Bond Opportunities Portfolio
Western Asset Variable Global High Yield Bond Portfolio
We employ various means to monitor transfer activity, such as examining the frequency and size of transfers into and out of the Monitored Funds within given periods of time. For example, we currently monitor transfer activity to determine, if for each of Monitored Funds, in a 12-month period there were (1) six or more transfers involving the given category; (2) cumulative gross transfers involving the given category that exceed the current Contract Value; and/or (3) two or more “round-trips” involving the given category. A round-trip generally is defined as a transfer in followed by a transfer out within the next seven calendar days or a transfer out followed by a transfer in within the next seven calendar days, in either case subject to certain other criteria. We do not believe that other Funds present a significant opportunity to engage in arbitrage trading and therefore do not monitor transfer activity in those Funds. We may change the Monitored Funds at any time without notice in our sole discretion.
As a condition to making their portfolios available in our products, American Funds requires us to treat all American Funds portfolios as Monitored Funds under our current frequent transfer policies and procedures. Further, American Funds requires us to impose additional specified monitoring criteria for all American Funds portfolios available under the Policy, regardless of the potential for arbitrage trading. We are required to monitor transfer activity in American Funds portfolios to determine if there were two or more transfers in followed by transfers out, in each case of a certain dollar amount or greater, in any 30-day period. A first violation of the American Funds monitoring policy will result in a written notice of violation; any additional violation will result in the imposition of the transfer restrictions described below. Further, as Monitored Funds, American Funds portfolios also will be subject to our current frequent transfer policies, procedures and restrictions, and transfer restrictions may be imposed upon a violation of either monitoring policy.
Our policies and procedures may result in transfer restrictions being applied to deter frequent transfers. Currently, when we detect transfer activity in the Monitored Funds that exceeds our current transfer limits, upon a first violation you will receive a warning letter. Upon a second violation, we will exercise our contractual right to revise, suspend or eliminate transfer privileges, including limiting the acceptable mode of requesting transfers, and thereafter will only accept transfer requests via regular U.S. mail (and overnight delivery services) and will reject transfer requests requested via facsimile, telephone or Internet. This restriction will apply to all Policies within a ‘plan’ (i.e. arrangements where an employer or trustee owns a group of Policies on the lives of certain employees or in other instances, where a group of Policies is purchased at one time) unless the employer, trustee or other administrator has the ability to apply a transfer restriction meeting our requirements to individual Policies. In addition, we also reserve the right, but do not have the obligation, to further restrict the right to request transfers by any third party who has been authorized to initiate transfers on behalf of multiple Policy Owners. We may, among other things:
•	reject the transfer instructions of any agent acting under a power of attorney on behalf of more than one Policy Owner, or
•	reject the transfer or exchange instructions of individual owners who have executed pre-authorized transfer forms which are submitted by third parties on behalf of more than one Policy Owner.
The detection and deterrence of harmful transfer activity involves judgments that are inherently subjective, such as the decision to monitor only those Funds that we believe are susceptible to arbitrage trading or the determination of the transfer limits. Our ability to detect and/or restrict such transfer activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by Policy Owners to avoid such detection. Our ability to restrict such transfer activity also may be limited by provisions of the Policy. Accordingly, there is no assurance that we will prevent all transfer activity that may adversely affect Policy Owners and other persons with interests in the Policies. We do not accommodate frequent transfers in any Fund and there are no arrangements in place to permit any Policy Owner to engage in frequent transfers; we apply our policies and procedures without exception, waiver, or special arrangement.
The Funds may have adopted their own policies and procedures with respect to frequent transfers in their respective shares, and we reserve the right to enforce these policies and procedures. For example, Funds may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the Funds describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Although we may not have the contractual obligation or the operational capacity to apply the frequent transfer policies and procedures of the Funds, we have entered into a written agreement, as required by SEC regulation, with each Fund or its principal underwriter that obligates us to provide to the Fund promptly upon request certain information about the trading activity of individual Policy Owners, and to execute instructions from the Fund to restrict or prohibit further allocations or transfers by specific Policy Owners who violate the frequent transfer policies established by the Fund.
In addition, Policy Owners and other persons with interests in the Policies should be aware that the purchase and redemption orders received by the Funds are generally “omnibus” orders from intermediaries such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Funds in their ability to apply their frequent transfer policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Funds (and thus Policy Owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the Funds. If a Fund believes that an omnibus order reflects one or more transfer requests from Policy Owners engaged in frequent trading, the Fund may reject the entire omnibus order.
In accordance with applicable law, we reserve the right to modify or terminate the transfer privilege at any time. We also reserve the right to defer or restrict the transfer privilege at any time that we are unable to purchase or redeem shares of any of the Funds, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on frequent transfers (even if an entire omnibus order is rejected due to the frequent transfers of a single policy owner). You should read the Fund prospectuses for more details.
Restrictions on Large Transfers. Large transfers may increase brokerage and administrative costs of the Funds and may disrupt fund management strategy, requiring a Fund to maintain a high cash position and possibly resulting in lost investment opportunities and forced liquidations. We do not monitor for large transfers to or from the Funds except where the manager of a particular Fund has brought large transfer activity to our attention for investigation on a case-by-case basis. For example, some fund managers have asked us to monitor for “block transfers” where transfer requests have been submitted on behalf of multiple Policy Owners by a third party such as an investment adviser. When we detect such large trades, we may impose restrictions similar to those described above.
We reserve the right to limit the number of free transfers among the Investment Options to six in any Policy Year and to charge a $10 transfer fee for each additional transfer that we allow. We also reserve the right to limit the number of transfers between the Fixed Account and the Separate Account to two in any Policy Year. See below for additional restrictions involving transfers between the Fixed Account and the Separate Account.
Transfer of Contract Value from the Fixed Account to the Investment Options
Transfers from the Fixed Account must be made within 30 days after your Policy Anniversary or semi-anniversary. We reserve the right to limit the amount transferred from the Fixed Account to the Investment Options to 25% of the Contract Value in the Fixed Account. It is important to note that since we are enforcing the restriction on transfers and withdrawals from the Fixed Account, it could take 10 years or more to fully transfer or withdraw a current balance in the Fixed Account. You should keep this in mind when considering whether an allocation of Cash Value to the Fixed Account is consistent with your risk tolerance and time horizon.
Transfer of Contract Value from the Investment Options to the Fixed Account
Transfers to the Fixed Account may not be made prior to the first Policy Anniversary or within 12 months of any prior transfer. We reserve the right to restrict the amount transferred to the Fixed Account to 20% of the portion of the Contract Value attributable to the Investment Options at the end of the prior Valuation Period. We reserve the right to refuse transfers to the Fixed Account if the Fixed Account is greater than or equal to 30% of the Contract Value.

Benefits at Maturity

If your Policy is in effect on the Maturity Date, we will pay the Policy’s Contract Value less any Outstanding Loan, any unpaid Monthly Deduction Amount and any amounts payable to an assignee under a collateral assignment of the Policy. We will then have no further obligations under the Policy. Any payment on the Maturity Date will generally be taxable to the extent of any Policy gain.
Policy Surrenders

You may withdraw all or a portion of the Cash Surrender Value from the Policy on any day that the Company is open for business. Withdrawing all or a portion of the Cash Surrender Value may have tax consequences. (See “Tax Treatment of Policy Benefits.”)
Full Surrender
You may surrender the Policy and receive its Cash Surrender Value. (You may request a surrender without the Beneficiary’s consent provided the Beneficiary has not been designated as irrevocable. If so, you will need the Beneficiary’s consent.) The Cash Surrender Value will be determined as of the date we receive the written request at our Administrative Office. The Cash Surrender Value is the Contract Value, minus any Outstanding Loans. We will pay you within seven (7) days after we receive your request in good order. The Policy will terminate on the date we receive your request in good order.
Partial Surrender
You may request a partial surrender of the Policy. The minimum amount is $500. The amount paid to you will be the net amount requested. We will deduct the net amount surrendered pro rata from all your selected Investment Options and the Fixed Account, unless you give us other written instructions. When you request a partial surrender, the portion of the Contract Value deducted from the Fixed Account is based on the proportion of the Fixed Account value relative to the Contract Value of the Policy as of the date we receive your request. A deduction greater than this proportionate amount is not permitted. We will pay you within seven days after we receive your request in good order at our Administrative Office.
In addition to reducing the Policy’s Contract Value and Amount Insured, partial surrenders will reduce the Death Benefit payable under the Policy. We will reduce the Stated Amount by the amount necessary to prevent any increase in the Coverage Amount. We may require you to return the Policy to record this reduction.
You may request a partial surrender only after the first Policy Year. While we are not currently enforcing this restriction, we reserve our right to do so in the future.
See Section “Transfer of Contract Value from the Fixed Account to the Investment Options” for details on Fixed Account Restrictions.
Policy Loans

While the Policy is in force, you may borrow money using the Policy as the sole security (collateral) for the loan. A loan that is taken from, or secured by, a Policy may have tax consequences. (See “Federal Tax Considerations.”)
Loan Conditions
•	You may borrow up to 100% of the Policy’s Cash Surrender Value as of the date we receive the written loan request in good order. We charge you interest on the amount of the loan.
•	The loan request must be at least $500, except where state law requires a different minimum.
•	To secure the loan, we transfer an amount equal to the loan from the Investment Options (pro-rata by assets) to the Loan Account. Loan amounts will be transferred from the Fixed Account only when insufficient amounts are available in the Investment Options.

•	We charge interest on the outstanding amount of your loan(s), and you must pay this interest in arrears at the end of each Policy Year. The annual effective loan interest rate charged is 5.00%. Interest not paid when due will be added to the amount of the loan. We will transfer an amount equal to the unpaid loan interest from the Investment Options to the Loan Account as security for the loan. If you have an Outstanding Loan and request a second loan, we will add the amount of Outstanding Loan to the loan request.
•	Amounts in the Loan Account are guaranteed to earn interest at a rate of at least 4% per year in arrears. Currently, the annual effective loan interest rate credited is 4.40% in years 1-10, 4.50% in years 11-20 and 4.85% in years 21 and later.
•	We normally pay the amount of the loan within seven (7) days of our receipt of the written loan request at our Administrative Office. We may postpone the payment of the loans under certain conditions.
•	You may repay all or a part of your Outstanding Loans at any time while the Insured is alive by sending the repayment to our Administrative Office.
•	Unless you request otherwise, we will apply any payment that we receive while there is a loan on the Policy as follows: first, towards repayment of any loan interest due; next, towards repayment of the loan principal; and last, as a Premium Payment to the Policy.
•	As you repay the loan, we deduct the amount of the repayment from the Loan Account and credit the payment to the Investment Options based on your current Premium Payment allocation percentages. Also, we will deduct the amount of the repayment from the Loan Account and credit the repayment to the Fixed Account based on the proportion of the Fixed Account value relative to the Policy’s Contract Value as of the date we receive the loan request.
•	We will deduct any unpaid loan amount, including interest you owe, from your Contract Value when you surrender the Policy and from the Death Benefit proceeds if they become payable.
•	If any unpaid loan amount, including any interest you owe, equals or exceeds the Contract Value, causing the Cash Surrender Value of your Policy to become zero, then your Policy will enter a 31-day grace period, subject to state law. (See “Lapse and Reinstatement.”)
Effects of Loans
A loan affects the Policy, because we reduce the Death Benefit proceeds and Cash Surrender Value under the Policy by any Outstanding Loan amount. Repaying the loan causes the Death Benefit proceeds and Cash Surrender Value to increase by the amount of the repayment. As long as a loan is outstanding, we hold an amount equal to the loan amount in the Loan Account. The amount is not affected by the performance of the Investment Options and may not be credited with the same interest rates currently accruing on amounts allocated to the Fixed Account. Amounts transferred from an Investment Option to the Loan Account will affect the value that was in that Investment Option because we credit such amounts with an interest rate we declare, rather than with a rate of return reflecting the investment results of that Investment Option.
There are risks involved in taking a loan, a few of which include an increased potential for the Policy to lapse if projected earnings, taking into account Outstanding Loans, are not achieved. A loan may have tax consequences. (See “Tax Treatment of Policy Benefits.”) You should consult a tax adviser before taking out a loan.
We will notify you (and any assignee of record) if the sum of your loans plus interest you owe on the loans is more than the Cash Surrender Value. If you do not submit a sufficient payment within 31 days from the date of the notice, your Policy may lapse.
Lapse and Reinstatement

Lapse
Generally, if on any Deduction Date, the Cash Surrender Value of your Policy is too low to cover the Monthly Deduction Amount, your Policy will be in default and a grace period will begin. Thirty days after the default happens, we will send you a lapse notice to your last known address that the Policy may terminate. The notice will state the amount due to keep the Policy in effect and the date by which you must pay the amount due. Generally, the amount due to keep the Policy in effect will be all Monthly Deduction Amounts past due plus premium at least equal to the following three Monthly Deduction Amounts and the amount to repay or restore any Outstanding Loans.
Grace Period
After the lapse notice is sent, if you do not pay the required amount within 31 days (subject to state law) the Policy will terminate without value, insurance coverage will no longer be in effect, and you will receive no benefits.
As long as there is an Outstanding Loan, we will treat that portion of any sufficient payment received during the grace period that is less than or equal to the amount of the Outstanding Loan as a repayment of the Outstanding Loan and not as an additional Premium Payment unless you request otherwise. Accordingly, we will transfer the assumed loan repayment amount from the Contract Value held in our Loan Account to the Investment Options and/or Fixed Account, thereby increasing the Cash Surrender Value and potentially preventing a lapse.
If the Insured dies during the Grace Period before you have paid the required premium, the Death Benefit will still be payable to the Beneficiary, although we will reduce the amount of the Death Benefit proceeds by the Monthly Deduction Amount due plus the amount of any Outstanding Loan.
Reinstatement
You may reinstate the Policy within three (3) years from the date on which the Monthly Deduction Amount was last paid if:
(1)	the Policy was not surrendered for cash and it is before the Maturity Date;
(2)	you furnish us with acceptable evidence of insurability;
(3)	you pay all past due Monthly Deduction Amounts;
(4)	you pay Premium Payments equaling the next three Monthly Deduction Amounts (subject to state law); and
(5)	you pay the amount of any Outstanding Loan.
Upon reinstatement, the Policy’s Contract Value, prior to applying any premiums or loan repayments will be the Contract Value at the end of the Grace Period. The effective date of the reinstated policy will be the Deduction Date on or following the date the application for reinstatement is approved by us. Unless it is specified otherwise, all amounts will be allocated based on the Fund allocation factors in effect at the start of the Grace Period.
Federal Tax Considerations

The effect of federal income taxes on the economic benefits provided under the Policy depends on a variety of factors, including but not limited to the tax status of the Policy Owner and the tax treatment of the Policy (whether it is a modified endowment contract). This tax treatment is highly complex. The following summary provides a general description of the material federal tax consequences to the Policy Owner and Beneficiary of buying, holding and exchanging rights under the Policy. This discussion is only a brief general summary and does not purport to be complete or cover all situations and is not intended as tax or legal advice. This discussion is based upon the Company’s understanding of the federal income tax laws as currently interpreted by the U.S. Treasury (“Treasury”) and the Internal Revenue Service (“IRS”). The Company cannot guarantee that those laws or interpretations will remain unchanged.
It should be understood that this is not an exhaustive discussion of all tax questions that might arise under the Policies. No attempt has been made to address any state, local or foreign tax considerations that may arise in connection with a Policy. For complete information, a qualified tax or legal adviser should be consulted.

Potential Benefits of Life Insurance
Life insurance, including the Policy, is a unique financial instrument with a number of potential tax advantages including:
•	Income tax-free death benefits (e.g., the Death Benefit under the Policy, including the portion attributable to the increase in value based on the Investment Options, may pass to your Beneficiary free of income taxes if the requirements of IRC Section 101 are satisfied.)
•	Income tax-free growth of contract value (e.g., within the Policy, any increase in value based on the Investment Options may be tax-deferred until withdrawn, and as mentioned above, will not be subject to federal income taxes if paid as a Death Benefit.)
•	Income tax-free access to contract value through loans and/or withdrawals (e.g., under certain circumstances, such as where you adhere to certain premium limits, a Policy Owner may access cash from the Policy through a withdrawal, up to the tax basis, or a loan without facing tax consequences.
Whether and how these benefits may be utilized is largely governed by Sections 7702, 7702A, 817 and 101 of the Internal Revenue Code of 1986, as amended (“IRC” or the “Code”). These federal tax laws were passed to ensure that the tax advantages of life insurance are not abused.
In sum, these federal tax laws, among numerous other things, establish the following:
•	A definition of a life insurance contract.
•	Diversification requirements for separate account assets.
•	Limitations on policy owner’s control over the assets in a separate account.
•	Guidelines to determine the maximum amount of premium that may be paid into a policy.
•	Limitations on withdrawals from a policy.
•	Qualification testing for all life insurance policies that have cash value features.
Tax Status of the Policy
Definition of Life Insurance
In order for this Policy to offer some or all of the tax advantages described above, it must meet the definition of a life insurance contract under Section 7702 of the Code. Complying with either the cash value accumulation test or the guideline premium cash value corridor test set forth in IRC Section 7702 will satisfy this definition. Guidance as to how IRC Section 7702 is to be applied, however, is limited. If a Policy were determined not to be a life insurance contract for purposes of IRC Section 7702, such Policy would not provide the tax advantages normally described above. The insurance proceeds payable upon death of the insured under a Policy will never be less than the minimum amount required for the Policy to be treated as life insurance under section 7702 of the Internal Revenue Code, as in effect on the date the Policy was issued.
The Company believes that it is reasonable to conclude that the Policy meets the IRC Section 7702 definition of a life insurance contract. The Company reserves the right to make changes in the Policy if such changes are deemed necessary to attempt to assure its qualification as a life insurance contract for tax purposes.
Diversification
In addition to meeting the definition of a life insurance contract in IRC Section 7702, to qualify as life insurance for federal income tax purposes, separate account investments (or the investments of a Fund, the shares of which are owned by separate accounts of insurance companies) underlying the Policy must also be “adequately diversified” pursuant to Section 817(h) of the IRC.
The Separate Account, through the Funds, intends to comply with these requirements. Although the Company does not control the Funds, the Company intends to monitor the investments of the Funds to ensure compliance with the diversification requirements.
If Fund shares are sold directly to tax-qualified retirement plans that later lose their tax-qualified status or to non-qualified plans, there could be adverse consequences under the diversification rules.

Investor Control
In certain circumstances, owners of variable life insurance contracts may be considered the owners, for federal income tax purposes, of the assets of the separate accounts used to support their policy or contract rather than the insurance company. In those circumstances, a proportionate share of the income and gains from the separate account assets would be includable in the variable contract owner’s gross income each year.
The IRS has stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the contract owner possesses incidents of ownership in those separate account assets, such as the ability to exercise investment control over the assets. While we believe that the Policy does not give the Policy Owner investment control over the Separate Account assets, we reserve the right to modify the Policy as necessary to prevent a Policy Owner from being treated as the owner of the Separate Account assets supporting the Policy.
Tax Treatment of Policy Benefits
The remaining tax discussion assumes that the Policy qualifies as a life insurance contract for federal income tax purposes.
In General
The Company believes that the Death Benefit under the Policy will be excludable from the gross income of the Beneficiary under IRC Section 101(a)(1), unless the Policy has been transferred for value and no exception to the transfer for value rules set forth in IRC Section 101 (a)(2) applies.
In the case of employer-owned life insurance as defined in IRC Section 101(j), the amount excludable from gross income is limited to premiums paid unless the policy falls within certain specified exceptions and a notice and consent requirement is satisfied before the policy is issued. Certain specified exceptions are based on the status of an employee as highly compensated or recently employed. There are also exceptions for policy proceeds paid to an employee’s heirs. These exceptions only apply if proper notice is given to the insured employee and consent is received from the insured employee before the issuance of the policy. These rules apply to policies issued August 18, 2006 and later and also apply to policies issued before August 18, 2006 after a material increase in the death benefit or other material change. An IRS reporting requirement applies to employer-owned life insurance subject to these rules. Because these rules are complex and will affect the tax treatment of Death Benefits, it is advisable to consult tax counsel.
In addition, the Policy Owner will generally not be deemed to be in constructive receipt of the Contract Value, including increments thereof, until there is a distribution. (See discussion of “Modified Endowment Contracts” below.) Depending on the circumstances, the exchange of one life insurance policy for another, a change in the policy’s face amount, a change in the policy’s death benefit option, a payment of an increased level of premiums, a policy loan, a partial or full surrender, a lapse with outstanding indebtedness, a change in ownership, or an assignment of the policy may have federal income tax consequences. In addition, such actions may have federal gift and estate, as well as state and local tax consequences that will depend upon the financial situation and other circumstances of each owner or beneficiary. You should consult your tax or legal adviser for further advice on all tax issues.
The tax consequences of distribution from, and loans taken from or secured by, a Policy depend on whether the Policy is classified as a “Modified Endowment Contract.”
Modified Endowment Contracts (MEC)
Special tax considerations apply to “Modified Endowment Contracts” (MEC). A MEC is defined under tax law as any policy that satisfies the present definition of a life insurance contract for federal tax purposes but which fails to satisfy a 7-pay test as set forth in the IRC Section 7702A. A contract fails to satisfy the 7-pay test if the cumulative amount of premiums paid under the contract at any time during the first seven contract years exceeds the sum of the net level premiums that would have been paid on or before such time had the contract provided for paid-up future benefits after the payment of seven level annual premiums. If a material change in the contract occurs either during the first seven contract years, or later, a new seven-year testing period is begun to determine whether the policy constitutes a MEC. A decrease to the Stated Amount of the Policy may cause a retest under the 7-pay test and could cause your Policy to become a MEC. Tax regulations or other guidance will be needed to fully define those transactions that are material changes.

Any policy issued in exchange for a MEC will be subject to the tax treatment accorded to MECs. However, in general, any policy received in exchange for a life insurance contract that is not a MEC will not be treated as a MEC if the face amount of the policy is greater than or equal to the death benefit of the policy being exchanged. The payment of any premiums at the time of or after the exchange may, however, cause the policy to become a MEC.
Loans and partial withdrawals from, as well as collateral assignments of, policies that are MECs will be treated as distributions to the policy owner for tax purposes. All pre-death distributions (including loans, partial withdrawals and collateral assignments) from MECs will be included in gross income on an income-first basis to the extent of any income in the policy (the contract value less the policy owner’s investment in the policy) immediately before the distribution.
The law also imposes an additional 10% tax on pre-death distributions (including loans, collateral assignments, partial withdrawals and full surrenders) from MECs to the extent they are included in income, unless a specific exception to the penalty applies. The penalty does not apply to amounts which are distributed on or after the date on which the taxpayer attains age 59 1⁄2, because the taxpayer is disabled, or as substantially equal periodic payments over the taxpayer’s life (or life expectancy) or over the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary. However, the foregoing exceptions generally do not apply to a Policy Owner that is a non-natural person, such as a corporation.
If a Policy becomes a MEC, distributions that occur during the contract year will be taxed as distributions from a MEC. In addition, distributions from a Policy within two years before it becomes a MEC will be taxed in this manner. This means that a distribution made from a Policy that is not a MEC (and therefore not taxable at the time of the distribution) could later become taxable as a distribution from a MEC if due to subsequent changes to the Policy, it later becomes a MEC.
For purpose of applying the MEC rules, all MECs that are issued by the Company (or its affiliates) to the same owner during any calendar year will be treated as one MEC contract for purposes of determining the amount includable in the owner’s gross income at the time of a distribution from any such contract.
The death benefit of a MEC remains excludable from the gross income of the beneficiary to the extent described above in “Tax Treatment of Policy Benefits.” Furthermore, no part of the investment growth of the Contract Value of a MEC is includable in the gross income of the owner unless the contract matures, is distributed or partially surrendered, is pledged, collaterally assigned, or borrowed against, or otherwise terminates with income in the contract prior to death. A full surrender of the MEC after age 59 1⁄2 will have the same tax consequences as life insurance policies generally as described above in the section entitled “Tax Treatment of Policy Benefits.”
Due to the complexity of the MEC tax rules, a policy owner should consult a qualified tax or legal adviser as to the potential MEC consequences before taking any actions with respect to the Policy.
Distributions from Policies Not Classified as Modified Endowment Contracts
Distributions from a policy that is not classified as a MEC are generally treated as first recovering the investment in the policy (described below) and then, only after the return of all such investment in the Policy, as distributing taxable income. An exception to this general rule occurs in the cases of a partial surrender, a decrease in the face amount, or any other change that reduces benefits under the policy in the first 15 years after the policy is issued and as a result of that action, a cash distribution to the owner is made by the Company in order for the policy to continue complying with the IRC Section 7702 definitional limits. In that case, such distribution will be taxed in whole or in part as ordinary income (to the extent of any gain in the policy) under rules prescribed in IRC Section 7702.
Loans from, or secured by, a policy that is not a MEC are generally not treated as taxable distributions. Instead, such loans are generally treated as indebtedness of the owner. However, the tax consequences of some Policy loans are uncertain. You should consult a tax or legal adviser as to those consequences. Upon a full surrender or lapse of a policy that is not a MEC, or when benefits are paid at such a policy’s maturity date, if the amount received plus the amount of indebtedness exceeds the total investment in the policy, the excess generally will be treated as ordinary income subject to tax. Any outstanding loan at the time of an exchange is generally taxable to the extent of policy gain.
Finally, neither distributions (including distributions upon surrender or lapse) nor loans from or secured by, a policy that is not a MEC, are subject to the 10 percent additional tax previously referred to above regardless of when they are made. Certain changes to the policy may cause the policy to become a MEC. Therefore, a policy owner should consult a tax or legal adviser before effecting any change to a policy that is not a modified endowment contract.

Treatment of Loan Interest
If there is any borrowing under which the Policy is pledged as security or otherwise serves as collateral, the interest paid on loans will generally not be tax deductible. For businesses that own a Policy, at least part of the interest deduction unrelated to the Policy may be disallowed unless the insured is a 20% owner, officer, director or employee of the business.
Investment in the Policy
Investment in the policy generally means (i) the aggregate amount of any premiums or other consideration paid for a policy, minus (ii) the aggregate amount received under the Policy which is excluded from the gross income of the owner.
Business Uses of Policy
Businesses can use the Policies in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. In the case of a business owned Policy, the provisions of IRC Section 101(j) may limit the amount of the Death Benefit excludable from gross income unless a specified exception applies and a notice and consent requirement is satisfied, as discussed above. If you are contemplating a change to an existing Policy or purchasing the Policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser.
Transfer of Issued Life Insurance Policies to Third Parties
If you transfer the Policy to a third party, including a sale of the Policy to a life settlement company, such transfer may be taxable. As noted above, the Death Benefit will also be taxable in the case of a transfer for value unless certain exceptions apply. We may be required to report certain information to the IRS, as required under IRC Section 6050Y and applicable tax regulations. You should consult with a qualified tax adviser for additional information prior to transferring the Policy.
Other Tax Considerations

The transfer of the Policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. The individual situation of each Policy Owner or Beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation-skipping transfer and other taxes.
In 2020, federal tax law provides for an $11,580,000 gift, estate and generation-skipping transfer tax exemption, which will be indexed for inflation in subsequent years. Current law provides that this exemption amount may sunset for tax years after December 31, 2025 and a lower exemption amount may be applicable unless the law is changed.
The complexity of the tax law, along with uncertainty as to how it might be modified in coming years, underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.
The Company’s Income Taxes
The Company is taxed as a life insurance company under federal income tax law. Presently, the Company does not expect to incur any income tax on the earnings or the realized capital gains retained to meet the Company’s obligations under the Policy. Based on these expectations, no charge is being made currently to the income of the Separate Account for federal income taxes that may be attributable to the Separate Account. However, the Company may assess a charge against the Investment Options for federal income taxes in the event that the Company incurs income or other tax liability attributable to the Separate Account under future tax law.
Under present laws, the Company may incur state and local taxes in certain states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, charges may be made for such taxes (including such taxes), if any, attributable to the Separate Account.

Tax Credits and Deductions
The Company may be entitled to certain tax benefits related to the assets of the Separate Account. These tax benefits, which may include foreign tax credits and corporate dividend received deductions, are not passed back to the Separate Account or to policy owners since the Company is the owner of the assets from which the tax benefits are derived.
Other Policy Information

Cybersecurity and Certain Business Continuity Risks
Our variable life insurance business is largely conducted through digital communications and data storage networks and systems operated by us and our service providers or other business partners (e.g., the Funds and the firms involved in the distribution and sale of our variable life insurance policies). For example, many routine operations, such as processing Policy Owners’ requests and elections and day-to-day record keeping, are all executed through computer networks and systems.
We have established administrative and technical controls and a business continuity plan to protect our operations against cybersecurity breaches. Despite these protocols, a cybersecurity breach could have a material, negative impact on the Company and the Separate Account, as well as individual Policy Owners and their Policies. Our operations also could be negatively affected by a cybersecurity breach at a third party, such as a governmental or regulatory authority or another participant in the financial markets.
Cybersecurity breaches can be intentional or unintentional events, and can occur through unauthorized access to computer systems, networks or devices; infection from computer viruses or other malicious software code; or attacks that shut down, disable, slow or otherwise disrupt operations, business processes or website access or functionality. Other disruptive events, including (but not limited to) natural disasters and public health crises (such as COVID-19), may adversely affect our ability to conduct business, in particular if our employees or the employees of our service providers are unable or unwilling to perform their responsibilities as a result of any such event. Cybersecurity breaches and other disruptions to our business operations can interfere with our processing of Policy transactions, including the processing of transfer orders from our website or with the Funds; impact our ability to calculate Accumulation Unit Values; cause the release and possible destruction of confidential Policy Owner or business information; or impede order processing or cause other operational issues.
Cybersecurity breaches may also impact the issuers of securities in which the Investment Options invest, and it is possible the Funds underlying your Policy could lose value. There can be no assurance that we or our service providers or the Investment Options will avoid losses affecting your Policy due to cyberattacks or information security breaches in the future. Although we continually make efforts to identify and reduce our exposure to cybersecurity risk, there is no guarantee that we will be able to successfully manage and mitigate this risk at all times. Furthermore, we cannot control the cybersecurity plans and systems implemented by third parties, including service providers or issuers of securities in which the Investment Options invest.
Financial Statements

The financial statements of the Separate Account, Brighthouse Fund UL III for Variable Life Insurance, and the financial statements of the Company, are attached. The financial statements of the Company should be considered only as bearing upon the Company’s ability to meet its obligations under the Policies.

Appendix A

Glossary of terms used throughout the prospectus
Accumulation Unit — a standard of measurement used to calculate the value of the Investment Options.
Administrative Office — the administrative office for the Contracts is Brighthouse Life Insurance Company − COLI Operations, 11225 North Community House Road, Charlotte, North Carolina 28277, or other location designated by the Company in writing.
Age — the Insured’s age as of his or her last birthday on the Policy Date.
Amount Insured — Under Option 1, the Amount Insured will be equal to the Stated Amount of the Policy or, if greater, a specified multiple of Contract Value (the “Minimum Amount Insured”). Under Option 2 the Amount Insured will be equal to the Stated Amount of the Policy plus the Contract Value (determined as of the date of the Insured’s death) or, if greater, the Minimum Amount Insured. Under Option 3, the Amount Insured will generally be equal to the Stated Amount of the Policy, plus Premium Payments minus any partial surrender accumulated at the interest rate shown on the Policy Summary; or, if greater, the Minimum Amount Insured.
Andesa Services, Inc. — the third party administrator for this product, located at 6575 Snowdrift Road, Suite 108, Allentown, PA, 18106.
Beneficiary (ies) — the person(s) named to receive the Death Benefit of this Policy after the death of the Insured.
Case — a grouping of one or more Policies connected by a non-arbitrary factor. Every Policy issued will be part of a Case. Each Case will have one Policy Owner.
Cash Surrender Value — the Contract Value less any Outstanding Loans.
Code — the Internal Revenue Code.
Company (Issuing Company) — Brighthouse Life Insurance Company.
Contract Value — the sum of the accumulated value held in the Investment Options plus the Loan Account value and the Fixed Account value attributable to the Policy.
Cost of Insurance Charge — a charge that reflects the anticipated mortality of the Insured.
Coverage Amount — the Amount Insured less the Contract Value.
Death Benefit — the amount payable to the Beneficiary if this Policy is in force upon the death of the Insured.
Deduction Date (or Day) — the day in each Policy Month on which the Monthly Deduction Amount is deducted from the Policy’s Contract Value.
Fixed Account — part of the General Account of the Company.
Fund — see Mutual Fund.
General Account — an account that consists of the Company’s assets other than those held in any separate account.
Home Office — the home office of the Company located at 11225 North Community House Road, Charlotte, North Carolina 28277.
Internet Site — www.brighthousefinancial.com
Initial Premium Payment — the first Premium Payment made under the Policy.
Insurance Company — Brighthouse Life Insurance Company.
Insurance Risk — is equal to the Coverage Amount.
Insured — the person whose life is insured under the Policy.
Investment Options — the segments of the Separate Account to which you may allocate Premium Payments or Contract Value. Each Investment Option invests directly in a corresponding Mutual Fund.
Investment Option Deduction — the charge we deduct from each Investment Option to cover our mortality and expenses risk charges and administrative charges. It is shown on the Policy Summary.

Issue Date — the date on which the Company issues the Policy for delivery to the Policy Owner.
Issuing Company — Brighthouse Life Insurance Company.
Loan Account — an account in the Company’s General Account to which we transfer the amount of any Policy Loan, and to which we credit a fixed rate of interest.
Maturity Benefit — an amount equal to the Policy’s Contract Value, less any Outstanding Loan or unpaid Monthly Deduction Amount or amounts payable to an assignee, payable to the Policy Owner if the Insured is living on the Maturity Date.
Maturity Date — the anniversary of the Policy Date on which the Insured is age 100.
Minimum Amount Insured — the amount of Death Benefit required for this Policy to qualify as life insurance under federal tax law. It is a stated percentage of Contract Value determined as of the first day of the Policy Month and is shown in the Policy Summary.
Monthly Deduction Amount — the amount of charges deducted from the Policy’s Contract Value, which includes cost of insurance charges, administrative charges, and any charges for benefits associated with any Rider(s).
Mutual Fund (or Fund) — a registered open-end management investment company or a series thereof that corresponds to an Investment Option. Each Investment Option invests directly in a Mutual Fund of the same name.
Net Amount At Risk (Coverage Amount) — the Death Benefit minus the Contract Value at the beginning of each Policy Month.
Net Premium Payment — the amount of each Premium Payment, minus the deduction of any sales expense charges, Premium Taxes or Deferred Acquisition Cost Charges as shown on the Policy Summary.
Outstanding Loan — the amount owed the Company as a result of policy loans including both principal and accrued interest.
Plan Effective Date — the Policy Date of the first Policy issued for a plan (i.e., an arrangement where an employer or trustee will own a group of Policies on the lives of certain employees, or in other instances, where a group of Policies will be purchased at one time).
Planned Premium — the amount of premium which the Policy Owner chooses to pay to the Company on a scheduled basis, and for which the Company will bill the Policy Owner.
Policy — Corporate Owned Variable Universal Life Insurance IV, a corporate owned variable flexible premium life insurance policy.
Policy Anniversary — an anniversary of the Policy Date.
Policy Date — the date from which we begin charging the Monthly Deduction Amount and used to determine administrative transactions on the Policy (e.g. Deduction Days, Policy Years) — shown on the Policy Summary.
Policy Month — twelve one-month periods during the Policy Year, each of which begins on the Policy Date or the Deduction Day.
Policy Owner(s) (you, your or owner) — the person(s) having rights to benefits under the Policy during the lifetime of the Insured; the Policy Owner may or may not be the Insured.
Policy Years — each successive twelve-month period; the first beginning with the Policy Date.
Premium Payment — the amounts you send us to be applied to your Policy.
Riders — supplemental insurance benefits offered under the Policy.
Separate Account — assets set aside by the Company, the investment performance of which is kept separate from that of other assets of the Company.
Stated Amount — the amount selected by the Policy Owner used to determine the Death Benefit, which may be increased or decreased as described in the Policy.
Underwriting Period — the time period from when we receive a completed application until the Issue Date.

Valuation Date — a day on which the Separate Account is valued. A Valuation Date is any day on which the New York Stock Exchange is open for trading. The value of Accumulation Units will be determined as of the close of trading on the New York Stock Exchange.
Valuation Period — the period between the close of business on successive Valuation Dates.
We, Us, Our — Brighthouse Life Insurance Company.

Appendix B

Additional Information Regarding Funds
Certain Funds and Trusts were subject to a name or other change. The chart below identifies the former name and new name of each of these Funds.
Fund/Trust Name Changes
Former Name	New Name
Brighthouse Funds Trust I	Brighthouse Funds Trust I
ClearBridge Aggressive Growth Portfolio	Loomis Sayles Growth Portfolio
Oppenheimer Global Equity Portfolio	Invesco Global Equity Portfolio
Janus Aspen Series	Janus Aspen Series
Janus Henderson Global Technology Portfolio	Janus Henderson Global Technology and Innovation Portfolio
Dreyfus Variable Investment Fund	BNY Mellon Variable Investment Fund
Trust/Fund Reorganization
Former Trust/Fund	New Trust/Fund
Oppenheimer Variable Account Funds	AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
Oppenheimer Main Street Small Cap Fund®/VA − Non-Service Shares	Invesco Oppenheimer V.I. Main Street Small Cap Fund® – Class I
Fund Liquidation
BNY Mellon Variable Investment Fund
International Value Portfolio
B-1